UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 29, 2025
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GINKGO BIOWORKS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-40097	87-2652913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27 Drydock Avenue
8th Floor
Boston, MA 02210
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (877) 422-5362
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DNA	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 27, 2025, Ginkgo Bioworks Holdings, Inc. (the “Company”) entered into a Stipulation and Agreement of Settlement (the “Stipulation of Settlement”) to resolve certain stockholder derivative actions commenced nominally on behalf of the Company against certain individual defendants entitled: (i) Hu v. Baker et al., Case No. 4:23-cv-02077-KAW (N.D. Cal.); (ii) Bowers v. Kelly et al., 4:23-cv-05396-KAW (N.D. Cal.); and (iii) In re Ginkgo Bioworks Holdings, Inc. Stockholder Derivative Litigation, C.A. No. 2024-0361-KSJM (Del. Ch.) (collectively, the “Derivative Actions”). The Stipulation of Settlement is subject to the approval of the United States District Court for the Northern District of California (the “Court”). On August 21, 2025, the Court issued an order granting preliminary approval of the Stipulation of Settlement, requiring the Company to issue notice to stockholders, and setting a final hearing for December 18, 2025 at 1:30 p.m. PST.

Subject to final approval of the Stipulation of Settlement by the Court, (i) the Company will receive a payment funded by insurance of $4,125,000, out of which amount plaintiffs’ counsel will request a fee and expense award of $2,750,000; (ii) the Company will adopt and maintain certain corporate governance and other reforms; and (iii) the plaintiffs will dismiss the Derivative Actions with prejudice and provide releases concerning the matters alleged therein.

For additional information about the proposed settlement, stockholders may review the Stipulation of Settlement (with all exhibits thereto) and a Notice of Pendency of Proposed Settlement of Derivative Actions at https://investors.ginkgobioworks.com/overview/default.aspx. The foregoing summary description of the Stipulation of Settlement is qualified in its entirety by the full text of such documents.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GINKGO BIOWORKS HOLDINGS, INC.

Date: August 29, 2025	By:	/s/ Karen Tepichin
	Name:	Karen Tepichin
	Title:	General Counsel